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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                   FORM 8-K/A


[X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934


                          Date of Report: May 29, 2003


                          Commission File Number 1-3634

                             CONE MILLS CORPORATION
             (Exact name of registrant as specified in its charter)


       North Carolina                                      56-0367025
       --------------                                      ----------
(State or other jurisdiction)               (I.R.S. Employer Identification No.)


804 Green Valley Road, Suite 300, Greensboro, N.C.        27408
--------------------------------------------------        -----
(Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code: 336-379-6220











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                                     PART II


Item 5.  Other Events and Required FD Disclosure

         On May 27, 2003, Cone Mills Corporation ("Cone") amended agreements with its lenders extending its existing credit facility and senior note obligations through March 15, 2004. With the amendments, the outstanding balance of the senior note is $22 million with an interest rate of 14.2%, and the existing revolving credit agreement has been split into two components. The first component is a $25 million, 12% senior note and the second component is a $31 million revolving credit facility priced at LIBOR + 6.75% (currently approximately 8.10%).

The agreements call for monthly amortizations of $833,333, beginning in July 2003. As a part of the extension, Cone settled the Equity Appreciation Rights, which were contingent rights that were granted as a part of the November 2001 agreements, for $4.1 million. The rights were paid 50% in cash ($2.1 million), the entering into new senior notes of $1.8 million and the election by two lenders to receive approximately 169,000 shares of Cone common stock. The company will recognize a pre-tax charge of $4.1 million in its second quarter financial statements to reflect the settlement of these contingent rights. As of the date of closing, the company had cash and availability under its credit facilities in excess of $20 million.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

4.2.25 Amendment of 1992 Note Agreement dated as of May 27, 2003, by and among the Registrant and The Prudential Insurance Company.

4.3.12 Amendment No. 12 to Credit Agreement dated as of May 27, 2003 by and among the Registrant, as Borrower, Bank of America, N.A., Each of the Lenders Signatory Hereto, and Bank of America, N.A., as Agent.



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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 CONE MILLS CORPORATION
                                 (Registrant)




Date:    May 29, 2003            /s/Neil W. Koonce
                                 Neil W. Koonce
                                 Vice President, General Counsel
                                   and Secretary


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Exhibit
  No.   Description

 4.2.25 Amendment of 1992 Note Agreement dated as of May 27, 2003, by and among the Registrant and The Prudential Insurance Company.

 4.3.12 Amendment No. 12 to Credit Agreement dated as of May 27, 2003 by and among the Registrant, as Borrower, Bank of America, N.A., Each of the Lenders Signatory Hereto, and Bank of America, N.A., as Agent.

*99.1   Press release issued by Cone Mills  Corporation on May 28, 2003 filed as
        Exhibit 99.1 to Registrant's report on Form 8-K dated May 28, 2003.

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*Incorporated by reference to the statement or report indicated.